Exhibit 99.2

The St. Paul Travelers Companies, Inc.

Financial Supplement - First Quarter 2005

On April 1, 2004, Travelers Property Casualty Corp. (Travelers) completed its previously announced merger into The St. Paul Companies, Inc. (St. Paul), forming The St. Paul Travelers Companies, Inc. (St. Paul Travelers).  Each share of Travelers class A and class B common stock was exchanged for 0.4334 of a share of St. Paul Travelers common stock.  For accounting purposes, this transaction is being accounted for as a reverse acquisition with Travelers treated as the accounting acquirer.  Accordingly, the transaction is being accounted for as a purchase business combination, using Travelers historical financial information and applying fair value estimates to the acquired assets, liabilities and commitments of St. Paul as of April 1, 2004.

All historical information prior to April 1, 2004 included in this Financial Supplement represents the standalone results of Travelers as Travelers is treated as the accounting acquirer.

Consolidated Results
Financial Highlights
Reconciliation to Net Income and Earnings Per Share
Statement of Income
Net Income by Major Component and Combined Ratio
Operating Income
Selected Statistics - Property and Casualty Operations
Written and Earned Premiums - Property and Casualty Operations

Commercial
Operating Income
Operating Income by Major Component and Combined Ratio
Selected Statistics
Net Written Premium
Proforma Net Written Premium

Specialty
Operating Income
Operating Income by Major Component and Combined Ratio
Selected Statistics
Net Written Premium
Proforma Net Written Premium

Personal
Operating Income
Operating Income by Major Component and Combined Ratio
Selected Statistics
Selected Statistics - Automobile
Selected Statistics - Homeowners and Other

Supplemental Detail
Interest Expense and Other
Consolidated Balance Sheet
Investment Portfolio
Investment Portfolio - Fixed Maturities Data
Net Investment Income
Net Realized and Unrealized Investment Gains (Losses)
Reinsurance Recoverables
Net Reserves for Losses and Loss Adjustment Expense
Asbestos and Environmental Reserves
Capitalization
Statement of Cash Flows
Statement of Cash Flows (continued)

Glossary of Financial Measures and Description of Operating Segments

The St. Paul Travelers Companies, Inc.

Financial Highlights

($ in millions, except per share data)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005

Income (loss) from continuing operations	$587	$(302)	$311	$271	$877
Income (loss) from continuing operations per share (1):
Basic	$1.35	$(0.46)	$0.46	$0.40	$1.31
Diluted	$1.31	$(0.46)	$0.46	$0.39	$1.25

Net income (loss)	$587	$(275)	$340	$303	$212
Net income (loss) per share (1):
Basic	$1.35	$(0.42)	$0.51	$0.45	$0.31
Diluted	$1.31	$(0.42)	$0.50	$0.44	$0.31

Operating income (loss)	$614	$(337)	$343	$275	$859
Operating income (loss) per share (1):
Basic	$1.41	$(0.51)	$0.51	$0.41	$1.28
Diluted	$1.37	$(0.51)	$0.50	$0.40	$1.23

Continuing operations return on equity	19.0%	(6.0)%	6.1%	5.2%	16.6%
Return on equity	19.0%	(5.4)%	6.7%	5.8%	4.0%
Operating return on equity	21.9%	(6.9)%	6.9%	5.5%	16.7%

Total assets, at period end	$65,070	$106,608	$109,683	$112,045	$112,232
Total equity, at period end	$12,674	$19,930	$20,889	$21,201	$20,732

Book value per share, at period end (1)	$28.98	$29.52	$30.91	$31.35	$30.51
Adjusted book value per share, at period end	$26.18	$29.30	$29.63	$30.05	$30.10

Weighted average number of common shares outstanding (basic) (1)	434.6	664.8	665.9	666.8	668.1
Weighted average number of common shares outstanding and common stock equivalents (diluted) (1)	453.9	664.8	707.9	708.6	709.1
Common shares outstanding at period end (1)	437.3	668.5	669.2	670.3	673.6

Common stock dividends declared	$81.7	$146.9	$147.1	$147.5	$148.2

(1)               The number of shares and per share amounts for the first quarter of 2004 have been restated to reflect the equivalent number of shares resulting from the exchange of Travelers common stock for St. Paul Travelers common stock due to the merger on April 1, 2004.

See Glossary of Financial Measures and Description of Operating Segments on page 35.

The St. Paul Travelers Companies, Inc.

Reconciliation to Net Income and Earnings Per Share

($ in millions, except earnings per share)

	1Q	2Q	3Q	4Q	1Q
	2004	2004	2004	2004	2005
Net income (loss)
Operating income (loss)	$614	$(337)	$343	$275	$859
Net realized investment gains (losses)	(27)	35	(32)	(4)	18
Income (loss) from continuing operations	587	(302)	311	271	877
Discontinued operations	—	27	29	32	(665)
Net income (loss)	$587	$(275)	$340	$303	$212

Basic earnings per share (1)
Operating income (loss)	$1.41	$(0.51)	$0.51	$0.41	$1.28
Net realized investment gains (losses)	(0.06)	0.05	(0.05)	(0.01)	0.03
Income (loss) from continuing operations	1.35	(0.46)	0.46	0.40	1.31
Discontinued operations	—	0.04	0.05	0.05	(1.00)
Net income (loss)	$1.35	$(0.42)	$0.51	$0.45	$0.31

Diluted earnings per share (1)
Operating income (loss)	$1.37	$(0.51)	$0.50	$0.40	$1.23
Net realized investment gains (losses)	(0.06)	0.05	(0.04)	(0.01)	0.02
Income (loss) from continuing operations	1.31	(0.46)	0.46	0.39	1.25
Discontinued operations	—	0.04	0.04	0.05	(0.94)
Net income (loss)	$1.31	$(0.42)	$0.50	$0.44	$0.31

Adjustments to net income and weighted average shares for net income EPS calculation: (2)

	1Q	2Q	3Q	4Q	1Q
	2004	2004	2004	2004	2005
Basic
Net income, as reported	$587	$(337)	$343	$275	$212
Preferred stock dividends, net of taxes	—	(2)	(2)	(2)	(2)
Net income available to common shareholders	$587	$(339)	$341	$273	$210

Diluted
Net income available to common shareholders - basic	$587	$(339)	$341	$273	$210
Effect of dilutive securities:
Equity unit stock purchase contracts	N/A	—	4	4	3
Convertible preferred stock	N/A	—	1	1	2
Zero coupon convertible notes	N/A	—	1	1	1
Convertible junior subordinate notes	—	—	7	7	7
Net income available to common shareholders - diluted	$587	$(339)	$354	$286	$223

Common Shares
Basic
Weighted average shares outstanding	434.6	664.8	665.9	666.8	668.1

Diluted
Weighted average shares outstanding	434.6	664.8	665.9	666.8	668.1
Weighted average effects of dilutive securities:
Stock options and other incentive plans	2.6	—	2.6	2.6	2.2
Equity unit stock purchase contracts	N/A	—	15.2	15.2	15.2
Convertible preferred stock	N/A	—	5.1	4.9	4.5
Zero coupon convertible notes	N/A	—	2.4	2.4	2.4
Convertible junior subordinate notes	16.7	—	16.7	16.7	16.7
Diluted weighted average shares outstanding	453.9	664.8	707.9	708.6	709.1

(1)               The number of shares and per share amounts for the first quarter of 2004 have been restated to reflect the equivalent number of shares resulting from the exchange of Travelers common stock for St. Paul Travelers common stock due to the merger on April 1, 2004.

(2)               Adjustments to net income and weighted average shares for net income EPS calculation can also be used for the operating income and income from continuing operations EPS calculations.

See Glossary of Financial Measures and Description of Operating Segments on page 35.

The St. Paul Travelers Companies, Inc.

Statement of Income - Consolidated

($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2004	2004	2004	2004	2005

Revenues
Premiums	$3,339	$5,154	$5,269	$5,276	$5,119
Net investment income (1)	619	642	667	735	765
Fee income	172	171	186	177	171
Net realized investment gains (losses)	(42)	55	(49)	(3)	—
Other revenues	39	38	56	43	50
Total revenues	4,127	6,060	6,129	6,228	6,105

Claims and expenses
Claims and claim adjustment expenses	2,281	4,869	4,086	4,203	3,223
Amortization of deferred acquisition costs	526	805	820	827	810
General and administrative expenses	467	864	792	822	813
Interest expense	36	63	67	70	71
Total claims and expenses	3,310	6,601	5,765	5,922	4,917

Income (loss) before income taxes and minority interest	817	(541)	364	306	1,188
Income taxes	227	(239)	48	33	311
Minority interest, net of tax	3	—	5	2	—
Income (loss) from continuing operations	587	(302)	311	271	877
Discontinued operations, net of tax (2)	—	27	29	32	(665)
Net income (loss)	$587	$(275)	$340	$303	$212

Other statistics:
Effective tax rate on net investment income	26.6%	23.7%	23.0%	23.4%	23.9%
Net investment income (after-tax)	$454	$490	$514	$562	$583

Catastrophes, net of reinsurance:
Pre-tax	$20	$24	$612	$116	$31
After-tax	13	16	402	80	20

(1)               Includes $127 million of pre-tax net investment income in 1Q 2004 resulting from the the impact of an initial public offering of a private equity investment.  Commercial, Specialty and Personal include $82 million, $3 million and $42 million of pre-tax net investment income ($54 million, $2 million and $27 million after-tax), respectively, related to this private equity investment.

(2)               In accordance with its plan to divest its equity ownership Nuveen Investments, Nuveen Investments was accounted for as a discontinued operation beginning in the first quarter of 2005.  Additionally, due to the taxable nature of the transaction, the Company recorded a charge of $687 million in discontinued operations in the first quarter of 2005, reflecting the difference between the tax basis and the GAAP carrying value of its investment in Nuveen Investments.

See Glossary of Financial Measures and Description of Operating Segments on page 35.

The St. Paul Travelers Companies, Inc.

Net Income by Major Component and Combined Ratio - Consolidated

($ in millions, net of tax)

	1Q	2Q	3Q	4Q	1Q
	2004	2004	2004	2004	2005

Underwriting gain (loss)	$160	$(789)	$(155)	$(263)	$291
Net investment income	454	490	514	562	583
Other, including interest expense (1)	—	(38)	(16)	(24)	(15)
Operating income (loss)	614	(337)	343	275	859
Net realized investment gains (losses)	(27)	35	(32)	(4)	18
Discontinued operations	—	27	29	32	(665)
Net income (loss)	$587	$(275)	$340	$303	$212

GAAP Combined Ratio (2,3)
Loss and loss adjustment expense ratio	65.8%	93.1%	75.8%	78.2%	61.3%
Underwriting expense ratio	26.1%	29.6%	28.0%	28.9%	29.2%
Combined ratio	91.9%	122.7%	103.8%	107.1%	90.5%

Impact of catastrophes on combined ratio	0.6%	0.5%	11.6%	2.1%	0.6%
Impact of prior year reserve development on combined ratio	1.3%	27.1%	1.6%	16.5%	-1.1%

(1)               Includes minority interests.

(2)               Before policyholder dividends.

(3)               Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses as follows:

	1Q	2Q	3Q	4Q	1Q
	2004	2004	2004	2004	2005
Billing and policy fees	$23	$26	$26	$26	$29
Fee income:
Loss and loss adjustment expenses	$76	$82	$87	$87	$76
Other underwriting expenses	96	89	99	90	95
Total fee income	$172	$171	$186	$177	$171

See Glossary of Financial Measures and Description of Operating Segments on page 35.

The St. Paul Travelers Companies, Inc.

Operating Income - Consolidated

($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2004	2004	2004	2004	2005

Revenues
Premiums	$3,339	$5,154	$5,269	$5,276	$5,119
Net investment income	619	642	667	735	765
Fee income	172	171	186	177	171
Other revenues	39	38	56	43	50
Total revenues	4,169	6,005	6,178	6,231	6,105

Claims and expenses
Claims and claim adjustment expenses	2,281	4,869	4,086	4,203	3,223
Amortization of deferred acquisition costs	526	805	820	827	810
General and administrative expenses	467	864	792	822	813
Interest expense	36	63	67	70	71
Total claims and expenses	3,310	6,601	5,765	5,922	4,917

Operating income (loss) before income taxes and minority interest	859	(596)	413	309	1,188
Income taxes	242	(259)	65	32	329
Minority interest, net of tax	3	—	5	2	—
Operating income (loss)	$614	$(337)	$343	$275	$859

See Glossary of Financial Measures and Description of Operating Segments on page 35.

The St. Paul Travelers Companies, Inc.

Selected Statistics - Property and Casualty Operations

($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2004	2004	2004	2004	2005
Statutory underwriting
Gross written premiums	$4,032	$6,198	$6,098	$5,945	$5,921
Net written premiums (1)	$3,400	$5,256	$5,188	$5,201	$4,780

Net earned premiums	$3,339	$5,161	$5,269	$5,276	$5,119
Losses and loss adjustment expenses	2,209	4,818	4,040	4,139	3,127
Underwriting expenses	903	1,603	1,420	1,406	1,435
Statutory underwriting gain (loss)	227	(1,260)	(191)	(269)	557
Policyholder dividends	6	(10)	7	(9)	7
Statutory underwriting gain (loss) after policyholder dividends	$221	$(1,250)	$(198)	$(260)	$550

Other statutory statistics
Reserves for losses and loss adjustment expenses	$24,284	$40,008	$41,090	$41,728	$41,637
Increase (decrease) in reserves (2)	$255	$15,724	$1,082	$638	$(91)
Statutory surplus	$8,788	$13,955	$14,379	$15,112	$15,441
Net written premiums/surplus (3)	1.54:1	1.51:1	1.45:1	1.38:1	1.32:1

(1)               Net written premiums incorporate a modest adjustment to 2004 ceded written premiums to report at inception all ceded written premiums for reinsurance agreements that have minimum amounts required to be ceded.  Previously, ceded written premiums for certain of these agreements were reported over the life of the reinsurance contracts.  This change only affected the statistical disclosure of net written premiums and had no effect on gross written premiums or GAAP or statutory quarterly earned premiums, operating results or capital.

(2)               Includes the acquisition of St. Paul reserves as of April 1, 2004, totaling $13,713.

(3)               1Q 2004 based on 12 month rolling net written premiums.  2Q 2004 based on annualized current quarter net written premium.  3Q 2004 based on annualized 2Q 2004 and 3Q 2004 net written premium.  4Q 2004 based on annualized 2Q 2004, 3Q 2004 and 4Q 2004 net written premium.  1Q 2005 based on 12 month rolling net written premium.

See Glossary of Financial Measures and Description of Operating Segments on page 35.

The St. Paul Travelers Companies, Inc.

Written and Earned Premiums - Property and Casualty Operations

($ in millions)

As reported	1Q	2Q	3Q	4Q	1Q
	2004	2004	2004	2004	2005

Written premiums
Direct	$3,923	$5,905	$5,850	$5,779	$5,538
Assumed	109	293	248	166	383
Gross	4,032	6,198	6,098	5,945	5,921
Ceded	(632)	(942)	(910)	(744)	(1,141)
Net (1)	$3,400	$5,256	$5,188	$5,201	$4,780

Earned premiums
Direct	$3,758	$5,909	$5,971	$5,955	$5,732
Assumed	127	337	283	278	294
Gross	3,885	6,246	6,254	6,233	6,026
Ceded	(546)	(1,092)	(985)	(957)	(907)
Net	$3,339	$5,154	$5,269	$5,276	$5,119

Proforma	1Q	2Q	3Q	4Q	1Q
	2004	2004	2004	2004	2005

Written premiums
Direct	$5,967	$5,905	$5,850	$5,779	$5,538
Assumed	288	293	248	166	383
Gross	6,255	6,198	6,098	5,945	5,921
Ceded	(1,066)	(942)	(910)	(744)	(1,141)
Net (1)	$5,189	$5,256	$5,188	$5,201	$4,780

Earned premiums
Direct	$5,848	$5,909	$5,971	$5,955	$5,732
Assumed	264	337	283	278	294
Gross	6,112	6,246	6,254	6,233	6,026
Ceded	(988)	(1,092)	(985)	(957)	(907)
Net	$5,124	$5,154	$5,269	$5,276	$5,119

(1)               Net written premiums incorporate a modest adjustment to 2004 ceded written premiums to report at inception all ceded written premiums for reinsurance agreements that have minimum amounts required to be ceded.  Previously, ceded written premiums for certain of these agreements were reported over the life of the reinsurance contracts.  This change only affected the statistical disclosure of net written premiums and had no effect on gross written premiums or GAAP or statutory quarterly earned premiums, operating results or capital.

See Glossary of Financial Measures and Description of Operating Segments on page 35.

The St. Paul Travelers Companies, Inc.

Operating Income - Commercial

($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2004	2004	2004	2004	2005

Revenues
Premiums	$1,731	$2,358	$2,315	$2,263	$2,160
Net investment income	423	413	417	455	470
Fee income	168	164	178	170	163
Other revenues	14	12	23	6	15
Total revenues	2,336	2,947	2,933	2,894	2,808

Claims and expenses
Claims and claim adjustment expenses	1,198	1,661	1,876	2,508	1,491
Amortization of deferred acquisition costs	254	350	350	335	335
General and administrative expenses	287	436	399	407	400
Interest expense	1	1	1	—	—
Total claims and expenses	1,740	2,448	2,626	3,250	2,226

Operating income (loss) before federal income taxes and minority interest	596	499	307	(356)	582
Income taxes	163	134	42	(166)	149
Minority interest, net of tax	3	1	5	2	—
Operating income (loss)	$430	$364	$260	$(192)	$433

See Glossary of Financial Measures and Description of Operating Segments on page 35.

The St. Paul Travelers Companies, Inc.

Operating Income by Major Component and Combined Ratio - Commercial

($ in millions, net of tax)

	1Q	2Q	3Q	4Q	1Q
	2004	2004	2004	2004	2005

Underwriting gain (loss)	$109	$37	$(74)	$(545)	$63
Net investment income	314	320	323	352	360
Other, including minority interest	7	7	11	1	10
Operating income (loss)	$430	$364	$260	$(192)	$433

GAAP Combined ratio (1,2)
Loss and loss adjustment expense ratio	64.5%	67.8%	77.3%	107.2%	65.2%
Underwriting expense ratio	25.9%	29.5%	28.1%	28.8%	29.7%
Combined ratio	90.4%	97.3%	105.4%	136.0%	94.9%

Impact of catastrophes on combined ratio	0.0%	0.0%	12.2%	3.3%	0.0%
Impact of prior year reserve development on combined ratio	-0.3%	5.6%	2.1%	44.5%	0.3%

(1)	Before policyholder dividends.
(2)

Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses as follows:

	1Q	2Q	3Q	4Q	1Q
	2004	2004	2004	2004	2005
Billing and policy fees	$2	$4	$3	$4	$3
Fee income:
Loss and loss adjustment expenses	$77	$78	$83	$82	$72
Other underwriting expenses	91	86	95	88	91
Total fee income	$168	$164	$178	$170	$163

See Glossary of Financial Measures and Description of Operating Segments on page 35.

The St. Paul Travelers Companies, Inc.

Selected Statistics - Commercial

($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2004	2004	2004	2004	2005

Statutory underwriting
Gross written premiums	$2,213	$2,630	$2,569	$2,487	$2,529
Net written premiums	$1,765	$2,230	$2,070	$2,148	$2,130

Net earned premiums	$1,731	$2,358	$2,315	$2,263	$2,160
Losses and loss adjustment expenses	1,126	1,607	1,812	2,435	1,395
Underwriting expenses	443	693	593	580	604
Statutory underwriting gain (loss)	162	58	(90)	(752)	161
Policyholder dividends	5	(14)	2	(1)	10
Statutory underwriting gain (loss) after policyholder dividends	$157	$72	$(92)	$(751)	$151

Other statistics
Effective tax rate on net investment income	25.7%	22.5%	22.4%	22.9%	23.4%
Net investment income (after-tax)	$314	$320	$323	$352	$360

Catastrophes, net of reinsurance:
Pre-tax	$—	$—	$284	$74	$—
After-tax	—	—	184	49	—

See Glossary of Financial Measures and Description of Operating Segments on page 35.

The St. Paul Travelers Companies, Inc.

Net Written Premiums - Commercial

($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2004	2004	2004	2004	2005

Net written premiums by market
Commercial accounts	$848	$1,116	$1,075	$1,172	$1,127
Select accounts	531	709	653	662	684
National accounts	240	237	229	234	279
Total core	1,619	2,062	1,957	2,068	2,090
Commercial other	146	168	113	80	40
Total	$1,765	$2,230	$2,070	$2,148	$2,130

Net written premiums by product line
Commercial multi-peril	$606	$610	$618	$683	$733
Workers’ compensation	350	361	391	397	444
Commercial automobile	326	432	405	413	399
Property	298	451	352	354	366
General liability	182	353	295	283	176
Other	3	23	9	18	12
Total	$1,765	$2,230	$2,070	$2,148	$2,130

National Accounts
Additions to claim volume under administration (1)	$1,309	$707	$644	$740	$1,042
Written fees	$214	$159	$142	$146	$173

(1)               Includes new and renewal business.

The St. Paul Travelers Companies, Inc.

Proforma Net and Gross Written Premiums — Commercial

($ in millions)

This page displays proforma combined net and gross written premiums of Travelers and St. Paul, prior to the merger, and reported net and gross written premiums for St. Paul Travelers for second quarter 2004 and beyond.

	1Q	2Q	3Q	4Q	1Q
	2004	2004	2004	2004	2005

Gross written premiums	$2,881	$2,630	$2,569	$2,487	$2,529

Net written premiums by market (1)
Commercial accounts	$1,280	$1,116	$1,075	$1,172	$1,127
Select accounts	708	709	653	662	684
National accounts	286	237	229	234	279
Total core	2,274	2,062	1,957	2,068	2,090
Commercial other	166	168	113	80	40
Total	2,440	$2,230	$2,070	$2,148	$2,130
Less: Pre-Merger St. Paul	675
Total Commercial excluding Pre-Merger St. Paul	$1,765

Net written premiums by product line (1)
Commercial multi-peril	$669	$610	$618	$683	$733
Workers’ compensation	460	361	391	397	444
Commercial automobile	441	432	405	413	399
Property	503	451	352	354	366
General liability	344	353	295	283	176
Other	23	23	9	18	12
Total	$2,440	$2,230	$2,070	$2,148	$2,130

National Accounts
Additions to claim volume under administration (2)	$1,309	$707	$644	$740	$1,042

Written fees	$218	$159	$142	$146	$173
Less: Pre-Merger St. Paul	4
Total written fees excluding Pre-Merger St. Paul	$214

(1)               Net written premiums incorporate a modest adjustment to 2004 ceded written premiums to report at inception all ceded written premiums for reinsurance agreements that have minimum amounts required to be ceded.  Previously, ceded written premiums for certain of these agreements were reported over the life of the reinsurance contracts.  This change only affected the statistical disclosure of net written premiums and had no effect on gross written premiums or GAAP or statutory quarterly earned premiums, operating results or capital.

(2)               Includes new and renewal business.

The St. Paul Travelers Companies, Inc.

Operating Income - Specialty

($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2004	2004	2004	2004	2005

Revenues
Premiums	$311	$1,428	$1,515	$1,537	$1,500
Net investment income	51	135	156	165	180
Fee income	4	7	8	7	8
Other revenues	2	3	7	10	12
Total revenues	368	1,573	1,686	1,719	1,700

Claims and expenses
Claims and claim adjustment expenses	304	2,375	1,210	1,052	967
Amortization of deferred acquisition costs	56	227	225	240	222
General and administrative expenses	58	268	253	249	252
Total claims and expenses	418	2,870	1,688	1,541	1,441

Operating income (loss) before federal income taxes	(50)	(1,297)	(2)	178	259
Income taxes	(22)	(459)	(4)	38	71
Operating income (loss)	$(28)	$(838)	$2	$140	$188

See Glossary of Financial Measures and Description of Operating Segments on page 35.

The St. Paul Travelers Companies, Inc.

Operating Income by Major Component and Combined Ratio - Specialty

($ in millions, net of tax)

	1Q	2Q	3Q	4Q	1Q
	2004	2004	2004	2004	2005

Underwriting gain (loss)	$(68)	$(939)	$(122)	$4	$42
Net investment income	38	99	117	127	136
Other	2	2	7	9	10
Operating income (loss)	$(28)	$(838)	$2	$140	$188

GAAP Combined ratio (1,2)
Loss and loss adjustment expense ratio	97.7%	165.7%	79.3%	68.7%	64.5%
Underwriting expense ratio	35.2%	34.5%	31.2%	31.6%	31.1%
Combined ratio	132.9%	200.2%	110.5%	100.3%	95.6%

Impact of catastrophes on combined ratio	0.0%	0.0%	12.3%	2.6%	1.3%
Impact of prior year reserve development on combined ratio	48.2%	95.5%	4.8%	0.0%	3.5%

(1)	Before policyholder dividends.
(2)

Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses as follows:

	1Q	2Q	3Q	4Q	1Q
	2004	2004	2004	2004	2005
Billing and policy fees	$—	$—	$—	$—	$2
Fee income:
Loss and loss adjustment expenses	$(1)	$5	$4	$4	$4
Other underwriting expenses	5	2	4	3	4
Total fee income	$4	$7	$8	$7	$8

See Glossary of Financial Measures and Description of Operating Segments on page 35.

The St. Paul Travelers Companies, Inc.

Selected Statistics - Specialty

($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2004	2004	2004	2004	2005

Statutory underwriting
Gross written premiums	$398	$1,988	$1,880	$1,981	$1,913
Net written premiums (1)	$269	$1,468	$1,546	$1,620	$1,216

Net earned premiums	$311	$1,435	$1,515	$1,537	$1,500
Losses and loss adjustment expenses	304	2,382	1,225	1,060	967
Underwriting expenses	114	513	422	430	429
Statutory underwriting gain (loss)	(107)	(1,460)	(132)	47	104
Policyholder dividends	1	4	5	(8)	(3)
Statutory underwriting gain (loss) after policyholder dividends	$(108)	$(1,464)	$(137)	$55	$107

Other statistics
Effective tax rate on net investment income	25.2%	26.0%	24.8%	24.2%	24.5%
Net investment income (after-tax)	$38	$99	$117	$127	$136

Catastrophes, net of reinsurance:
Pre-tax	$—	$—	$186	$39	$19
After-tax	—	—	126	29	13

(1)               Net written premiums incorporate a modest adjustment to 2004 ceded written premiums to report at inception all ceded written premiums for reinsurance agreements that have minimum amounts required to be ceded.  Previously, ceded written premiums for certain of these agreements were reported over the life of the reinsurance contracts.  This change only affected the statistical disclosure of net written premiums and had no effect on gross written premiums or GAAP or statutory quarterly earned premiums, operating results or capital.

See Glossary of Financial Measures and Description of Operating Segments on page 35.

The St. Paul Travelers Companies, Inc.

Net Written Premiums - Specialty

($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2004	2004	2004	2004	2005

Net written premiums by market (1)
Construction	$126	$274	$194	$252	$251
Bond	142	303	414	359	163
Financial & Professional Services	—	184	221	230	119
Other	—	349	476	460	419
Total Domestic Specialty	268	1,110	1,305	1,301	952
International Specialty	1	358	241	319	264
Total	$269	$1,468	$1,546	$1,620	$1,216

Net written premiums by product line (1, 2)
Workers’ compensation	$28	$138	$116	$130	$139
Commercial automobile	30	123	135	135	112
Property	5	57	133	118	149
General liability	71	471	481	543	384
Fidelity & Surety	91	241	353	299	130
Commercial multi-peril	43	80	87	76	38
International	1	358	241	319	264
Total	$269	$1,468	$1,546	$1,620	$1,216

(1)               Net written premiums incorporate a modest adjustment to 2004 ceded written premiums to report at inception all ceded written premiums for reinsurance agreements that have minimum amounts required to be ceded.  Previously, ceded written premiums for certain of these agreements were reported over the life of the reinsurance contracts.  This change only affected the statistical disclosure of net written premiums and had no effect on gross written premiums or GAAP or statutory quarterly earned premiums, operating results or capital.

(2)               Prior periods have been restated to conform to current product line definitions for the Specialty segment.

The St. Paul Travelers Companies, Inc.

Proforma Net and Gross Written Premiums - Specialty

($ in millions)

This page displays proforma combined net and gross written premiums of Travelers and St. Paul, prior to the merger, and reported net and gross written premiums for St. Paul Travelers for second quarter 2004 and beyond.

	1Q	2Q	3Q	4Q	1Q
	2004	2004	2004	2004	2005

Gross written premiums	$1,953	$1,988	$1,880	$1,981	$1,913

Net written premiums by market (1)
Construction	$325	$274	$194	$252	$251
Bond	132	303	414	359	163
Financial & Professional Services	163	184	221	230	119
Other	468	349	476	460	419
Total Domestic Specialty	1,088	1,110	1,305	1,301	952
International Specialty	295	358	241	319	264
Total	1,383	$1,468	$1,546	$1,620	$1,216
Less: Pre-Merger St. Paul	1,114
Total Specialty excluding Pre-Merger St. Paul	$269

Net written premiums by product line (1, 2)
Workers’ compensation	$169	$138	$116	$130	$139
Commercial automobile	163	123	135	135	112
Property	114	57	133	118	149
General liability	458	471	481	543	384
Fidelity & Surety	97	241	353	299	130
Commercial multi-peril	87	80	87	76	38
International	295	358	241	319	264
Total	$1,383	$1,468	$1,546	$1,620	$1,216

(1)          Net written premiums incorporate a modest adjustment to 2004 ceded written premiums to report at inception all ceded written premiums for reinsurance agreements that have minimum amounts required to be ceded.  Previously, ceded written premiums for certain of these agreements were reported over the life of the reinsurance contracts.  This change only affected the statistical disclosure of net written premiums and had no effect on gross written premiums or GAAP or statutory quarterly earned premiums, operating results or capital.

(2)          Prior periods have been restated to conform to current product line definitions for the Specialty segment.

The St. Paul Travelers Companies, Inc.

Operating Income - Personal

($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2004	2004	2004	2004	2005

Revenues
Premiums	$1,297	$1,368	$1,439	$1,476	$1,459
Net investment income	145	93	92	112	109
Other revenues	23	21	22	25	24
Total revenues	1,465	1,482	1,553	1,613	1,592

Claims and expenses
Claims and claim adjustment expenses	779	833	1,000	643	765
Amortization of deferred acquisition costs	216	228	245	252	253
General and administrative expenses	119	132	129	156	154
Total claims and expenses	1,114	1,193	1,374	1,051	1,172

Operating income before federal income taxes	351	289	179	562	420
Income taxes	114	92	52	184	135
Operating income	$237	$197	$127	$378	$285

See Glossary of Financial Measures and Description of Operating Segments on page 35.

The St. Paul Travelers Companies, Inc.

Operating Income by Major Component and Combined Ratio - Personal

($ in millions, net of tax)

	1Q	2Q	3Q	4Q	1Q
	2004	2004	2004	2004	2005

Underwriting gain	$119	$113	$41	$278	$186
Net investment income	102	70	72	85	83
Other	16	14	14	15	16
Operating income	$237	$197	$127	$378	$285

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	60.1%	60.9%	69.5%	43.6%	52.4%
Underwriting expense ratio	24.2%	24.7%	24.5%	26.1%	26.3%
Combined ratio	84.3%	85.6%	94.0%	69.7%	78.7%

Impact of catastrophes on combined ratio	1.5%	1.8%	9.9%	0.2%	0.8%
Impact of prior year reserve development on combined ratio	-7.8%	-7.3%	-2.6%	-9.5%	-7.8%

(1) Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses. Billing and policy fees are as follows:

	1Q	2Q	3Q	4Q	1Q
	2004	2004	2004	2004	2005
Billing and policy fees	$21	$22	$23	$22	$23

See Glossary of Financial Measures and Description of Operating Segments on page 35.

The St. Paul Travelers Companies, Inc.

Selected Statistics - Personal

($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2004	2004	2004	2004	2005

Statutory underwriting

Gross written premiums	$1,421	$1,580	$1,649	$1,477	$1,479
Net written premiums	$1,366	$1,558	$1,572	$1,433	$1,434

Net earned premiums	$1,297	$1,368	$1,439	$1,476	$1,459
Losses and loss adjustment expenses	779	829	1,003	644	765
Underwriting expenses	346	397	405	396	402
Statutory underwriting gain (loss)	$172	$142	$31	$436	$292

Other statistics
Effective tax rate on net investment income	29.6%	24.2%	22.6%	23.7%	24.2%
Net investment income (after-tax)	$102	$70	$72	$85	$83

Catastrophes, net of reinsurance:
Pre-tax	$20	$24	$142	$3	$12
After-tax	13	16	92	2	7

Policies in force (in thousands)
Automobile	2,157	2,234	2,260	2,264	2,270
Homeowners and other (1)	3,607	3,766	3,906	4,001	4,028

(1)          Effective 1Q 2005, homeowners and other policies in force include certain endorsements to homeowners’ policies not previously counted.  All prior quarters have been restated to the same basis.

See Glossary of Financial Measures and Description of Operating Segments on page 35.

The St. Paul Travelers Companies, Inc.

Selected Statistics - Personal (Automobile)

($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2004	2004	2004	2004	2005

Statutory underwriting

Gross written premiums	$854	$900	$897	$819	$870
Net written premiums	$847	$892	$884	$810	$854

Net earned premiums	$782	$825	$851	$862	$840
Losses and loss adjustment expenses	577	596	617	468	505
Underwriting expenses	199	205	207	206	213
Statutory underwriting gain (loss)	$6	$24	$27	$188	$122

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	73.7%	72.7%	72.1%	54.3%	60.1%
Underwriting expense ratio	22.7%	22.4%	22.3%	24.0%	23.5%
Combined ratio	96.4%	95.1%	94.4%	78.3%	83.6%

Impact of catastrophes on combined ratio	0.0%	0.0%	0.6%	0.3%	0.0%

Catastrophe losses, net of reinsurance:
Pre-tax	$—	$—	$5	$3	$—
After-tax	—	—	3	2	—

Policies in force (in thousands)	2,157	2,234	2,260	2,264	2,270
Change from prior year quarter	8.1%	10.8%	10.5%	9.4%	5.2%
Change from prior quarter	4.3%	3.6%	1.2%	0.2%	0.3%

(1) Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses. Billing and policy fees are as follows:

	1Q	2Q	3Q	4Q	1Q
	2004	2004	2004	2004	2005
Billing and policy fees	$14	$14	$15	$14	$15

See Glossary of Financial Measures and Description of Operating Segments on page 35.

The St. Paul Travelers Companies, Inc.

Selected Statistics - Personal (Homeowners and Other)

($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2004	2004	2004	2004	2005

Statutory underwriting

Gross written premiums	$567	$680	$752	$658	$609
Net written premiums	$519	$666	$688	$623	$580

Net earned premiums	$515	$543	$588	$614	$619
Losses and loss adjustment expenses	202	233	386	176	260
Underwriting expenses	147	192	198	190	189
Statutory underwriting gain (loss)	$166	$118	$4	$248	$170

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	39.2%	42.9%	65.7%	28.6%	42.0%
Underwriting expense ratio	26.6%	28.2%	27.7%	29.0%	30.1%
Combined ratio	65.8%	71.1%	93.4%	57.6%	72.1%

Impact of catastrophes on combined ratio	3.9%	4.4%	23.3%	0.0%	1.9%

Catastrophe losses, net of reinsurance:
Pre-tax	$20	$24	$137	$—	$12
After-tax	13	16	89	—	7

Policies in force (in thousands) (2)	3,607	3,766	3,906	4,001	4,028
Change from prior year quarter	9.4%	12.3%	14.2%	14.9%	11.7%
Change from prior quarter	3.6%	4.4%	3.7%	2.4%	0.7%

(1) Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses. Billing and policy fees are as follows:

	1Q	2Q	3Q	4Q	1Q
	2004	2004	2004	2004	2005
Billing and policy fees	$7	$8	$8	$8	$8

(2)          Effective 1Q 2005, homeowners and other policies in force include certain endorsements to homeowners’ policies not previously counted.  All prior quarters have been restated to the same basis.

See Glossary of Financial Measures and Description of Operating Segments on page 35.

The St. Paul Travelers Companies, Inc.

Interest Expense and Other

($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2004	2004	2004	2004	2005

Revenues
Net investment income	$—	$1	$2	$3	$6
Other revenues	—	2	4	2	(1)
Total revenues	—	3	6	5	5

Claims and expenses
Interest expense	35	62	66	70	71
General and administrative expenses	3	28	11	10	7
Total claims and expenses	38	90	77	80	78

Operating loss before federal income tax benefit	(38)	(87)	(71)	(75)	(73)
Income taxes	(13)	(26)	(25)	(24)	(26)
Minority Interest, net of tax	—	(1)	—	—	—
Operating loss	$(25)	$(60)	$(46)	$(51)	$(47)

See Glossary of Financial Measures and Description of Operating Segments on page 35.

The St. Paul Travelers Companies, Inc.

Consolidated Balance Sheet

($ in millions)

	March 31,	December 31,
	2005 (1)	2004

Assets
Fixed maturities, available for sale at fair value (including $1,969 and $2,603 subject to securities lending and repurchase agreements) (amortized cost $54,982 and $53,017)	$55,411	$54,269
Equity securities, at fair value (cost $679 and $687)	730	759
Real estate	778	773
Mortgage loans	191	191
Short-term securities	3,964	4,944
Other investments	3,183	3,432
Total investments	64,257	64,368

Cash	541	262
Investment income accrued	701	671
Premiums receivable	6,109	6,201
Reinsurance recoverables	18,826	19,054
Ceded unearned premiums	1,777	1,565
Deferred acquisition costs	1,557	1,559
Deferred tax asset	2,455	2,198
Contractholder receivables	5,755	5,629
Goodwill	3,560	3,564
Intangible assets	1,028	1,062
Assets of discontinued operations	2,855	2,840
Other assets	2,811	3,072
Total assets	$112,232	$112,045

	March 31,	December 31,
	2005 (1)	2004

Liabilities
Claims and claim adjustment expense reserves	$58,630	$59,070
Unearned premium reserves	11,162	11,310
Contractholder payables	5,755	5,629
Payables for reinsurance premiums	1,045	896
Debt	6,295	6,313
Liabilities of discontinued operations	1,482	799
Other liabilities	7,131	6,827
Total liabilities	91,500	90,844

Shareholders’ equity
Preferred stock:
Stock Ownership Plan - convertible preferred stock (0.5 and 0.6 shares issued and outstanding)	179	193
Guaranteed obligation - Stock Ownership Plan	—	(5)
Common stock (1,750.0 shares authorized; 674.2 and 670.0 shares issued; 673.6 and 670.3 shares outstanding)	17,538	17,414
Retained earnings	2,818	2,744
Accumulated other changes in equity from nonowner sources	358	952
Treasury stock, at cost (0.6 and 0.4 shares)	(22)	(14)
Unearned compensation	(139)	(83)
Total shareholders’ equity	20,732	21,201
Total liabilities and shareholders’ equity	$112,232	$112,045

(1)          Preliminary.

The St. Paul Travelers Companies, Inc.

Investment Portfolio

(at carrying value, $ in millions)

	March 31,	Pre-tax Book	December 31,	Pre-tax Book
	2005	Yield	2004	Yield
Investment portfolio

Taxable fixed maturities (including redeemable preferred stock)	$27,592	4.67%	$27,686	4.78%
Tax-exempt fixed maturities	27,819	4.18%	26,583	4.14%
Total fixed maturities	55,411	4.43%	54,269	4.47%

Non-redeemable preferred stocks	569	6.78%	581	6.71%
Common stocks	161	N/A	178	N/A
Total equity securities	730	N/A	759	N/A

Mortgage loans	191	9.00%	191	8.25%

Real estate	778	N/A	773	N/A

Short-term securities	3,964	2.75%	4,944	2.23%

Private equities	1,632	N/A	1,807	N/A
Arbitrage funds	789	N/A	844	N/A
Real estate joint ventures & other	725	N/A	743	N/A
Trading securities	37	N/A	38	N/A
Total other investments	3,183	N/A	3,432	N/A

Total investments	$64,257	4.35%	$64,368	4.31%

Net unrealized gain on investment securities, net of tax and minority interest, included in shareholders’ equity	$277		$866

The St. Paul Travelers Companies, Inc.

Investment Portfolio - Fixed Maturities Data

(at carrying value, $ in millions)

	March 31,	December 31,
	2005	2004
Fixed maturities
Mortgage-backed securities - principally obligations of U.S. Government agencies	$7,637	$8,678
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	3,052	3,033
Corporates (including redeemable preferreds)	14,891	13,856
Obligations of states and political subdivisions	28,163	26,841
Debt securities issued by foreign governments	1,668	1,861
Subtotal - Available-for-sale securities	55,411	54,269
Trading securities	12	15
Total fixed maturities	$55,423	$54,284

Fixed Maturities
Quality Characteristics (1)

	March 31, 2005
	Amount	% of Total
Quality Ratings
Aaa	$34,146	61.7%
Aa	11,017	19.9
A	4,650	8.4
Baa	3,828	6.9
Total investment grade	53,641	96.9
Ba	798	1.4
B	624	1.1
Caa and lower	348	0.6
Total below investment grade	1,770	3.1
Total fixed maturities, excluding trading securities	$55,411	100.0%
Trading securities	$12
Average weighted quality	AA1, AA+
Average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	4.2

(1)          Rated using external rating agencies or by St. Paul Travelers when a public rating does not exist.  Below investment grade assets refer to securities rated “Ba” or below.

The St. Paul Travelers Companies, Inc.

Net Investment Income

($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2004	2004	2004	2004	2005

Gross investment income
Fixed maturities	$412	$555	$583	$579	$609
Short-term securities	9	12	21	27	30
Mortgage loans	4	14	4	3	4
Other (1)	249	67	69	161	139
	674	648	677	770	782
Investment expenses (1)	55	6	10	35	17
Net investment income, pre-tax	619	642	667	735	765
Income taxes	165	152	153	173	182
Net investment income, after-tax	$454	$490	$514	$562	$583

Effective tax rate	26.6%	23.7%	23.0%	23.4%	23.9%

Average invested assets (2)	$37,097	$59,292	$61,274	$62,892	$64,218

Average yield pre-tax	6.7%	4.3%	4.4%	4.7%	4.8%
Average yield after-tax	4.9%	3.3%	3.4%	3.6%	3.6%

(1)          Includes $166 million and $39 million of gross investment income and investment expenses, respectively, in 1Q 2004 resulting from the the impact of an initial public offering of a private equity investment. Commercial, Specialty and Personal include $82 million, $3 million and $42 million of pre-tax net investment income ($54 million, $2 million and $27 million after-tax), respectively, related to this private equity investment.

(2)          Reduced by payables for securities lending and repurchase agreements and excludes net unrealized investment gains and losses, receivables for investment sales, and payables on investment purchases.

The St. Paul Travelers Companies, Inc.

Net Realized and Unrealized Investment Gains (Losses)

($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2004	2004	2004	2004	2005

Net realized investment gains (losses)
Fixed maturities	$12	$38	$11	$2	$14
Equity securities	1	1	8	14	4
Other	(55)	16	(68)	(19)	(18)
Realized investment gains (losses) before tax	(42)	55	(49)	(3)	—
Related taxes	(15)	20	(17)	1	(18)
Net realized investment gains (losses)	$(27)	$35	$(32)	$(4)	$18

Gross investment gains (1)	$135	$371	$185	$326	$203
Gross investment losses before impairments (1)	(166)	(293)	(206)	(311)	(194)
Impairments	(11)	(23)	(28)	(18)	(9)
Realized investment gains (losses) before tax	(42)	55	(49)	(3)	—
Related taxes	(15)	20	(17)	1	(18)
Net realized investment gains (losses)	$(27)	$35	$(32)	$(4)	$18

	March 31,	June 30,	September 30,	December 31,	March 31,
	2004	2004	2004	2004	2005

Net unrealized investment gains (losses), by asset type
Fixed maturities	$1,805	$154	$1,268	$1,252	$429
Equity securities & other	75	71	57	83	21
Unrealized investment gains before tax and minority interest	1,880	225	1,325	1,335	450
Related taxes	658	84	466	469	173
Minority interest, net of tax	(1)	—	—	—	—

Balance, end of period	$1,223	$141	$859	$866	$277

(1) Includes the following gross investment gains and gross investment losses related to U.S. Treasury futures, which are settled daily:

Gross investment Treasury future gains	$105	$161	$78	$86	$85
Gross investment Treasury future losses	$160	$104	$124	$85	$66

The Company entered into these arrangements as part of its strategy to shorten the duration of the fixed maturity portfolio.

In a changing interest rate environment the change in the value of the futures contracts can be expected to partially offset changes in the value of the fixed maturity portfolio.

The St. Paul Travelers Companies, Inc.

Reinsurance Recoverables

($ in millions)

	March 31,	December 31,
	2005	2004
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses	$13,169	$13,367
Allowance for uncollectible reinsurance	(752)	(751)
Net reinsurance recoverables	12,417	12,616
Mandatory pools and associations	2,437	2,497
Structured settlements	3,972	3,941
Total reinsurance recoverables	$18,826	$19,054

The Company’s top five reinsurers, including retroactive reinsurance, by reinsurance recoverable at December 31, 2004 is as follows:

	December 31,	December 31,
Reinsurer	2004	2003	A.M. Best Rating of Reinsurer
American Re-Insurance Company	$1,198	$913	A third highest of 16 ratings
General Reinsurance Corporation	826	437	A++ highest of 16 ratings
XL Reinsurance America Inc.	613	216	A+ second highest of 16 ratings
Transatlantic Reinsurance Company	604	397	A+ second highest of 16 ratings
Swiss Reinsurance America Corporation	493	301	A+ second highest of 16 ratings

The gross reinsurance recoverable on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and unasserted claims.  The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves.  Although this total comprises recoverables due from nearly one thousand different reinsurance entities, about half is attributable to 10 reinsurer groups.

The allowance for uncollectible reinsurance is based upon the Company’s ongoing review of amounts outstanding, length of collection periods, changes in reinsurer credit standing, and other relevant factors.

The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in.  These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market.  The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state.  In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.

The structured settlements represent annuities that are purchased from life insurance companies to settle personal physical injury claims, with workers’ compensation claims comprising a significant proportion.  The Company retains the ultimate liability to the claimant in the event that the assigned company fails to pay, so the amount is reflected as a liability and as a recoverable for GAAP purposes.

The St. Paul Travelers Companies, Inc.

Net Reserves for Losses and Loss Adjustment Expense

($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2004	2004	2004	2004	2005
Commercial
Beginning of period	$18,791	$18,847	$27,442	$27,795	$28,413
Incurred	1,126	1,607	1,812	2,435	1,395
Paid	(1,070)	(1,448)	(1,460)	(1,881)	(1,675)
Acquired reserves, foreign exchange and other (1)	—	8,436	1	64	30
End of period	$18,847	$27,442	$27,795	$28,413	$28,163

Specialty
Beginning of period	$2,020	$2,204	$9,231	$9,742	$9,981
Incurred	304	2,382	1,225	1,060	967
Paid	(120)	(607)	(682)	(944)	(724)
Acquired reserves, foreign exchange and other (1)	—	5,252	(32)	123	(33)
End of period	$2,204	$9,231	$9,742	$9,981	$10,191

Personal
Beginning of period	$3,218	$3,233	$3,335	$3,553	$3,334
Incurred	779	829	1,003	643	765
Paid	(764)	(752)	(785)	(862)	(816)
Acquired reserves, foreign exchange and other (1)	—	25	—	—	—
End of period	$3,233	$3,335	$3,553	$3,334	$3,283

Total
Beginning of period	$24,029	$24,284	$40,008	$41,090	$41,728
Incurred	2,209	4,818	4,040	4,138	3,127
Paid	(1,954)	(2,807)	(2,927)	(3,687)	(3,215)
Acquired reserves, foreign exchange and other (1)	—	13,713	(31)	187	(3)
End of period	$24,284	$40,008	$41,090	$41,728	$41,637

Commercial
Prior year reserve development:
Asbestos	$—	$5	$—	$922	$—
Environmental	—	197	5	84	—
All other	(6)	(69)	43	2	7
Accretion of discount	16	17	15	25	13
Total Commercial	10	150	63	1,033	20

Specialty
Prior year reserve development:
Asbestos	—	—	1	—	$—
Environmental	—	7	(3)	—	—
All other	150	1,357	74	—	52
Accretion of discount	—	1	1	—	2
Total Specialty	150	1,365	73	—	54

Personal	(101)	(100)	(37)	(140)	(114)
Total (2)	$59	$1,415	$99	$893	$(40)

(1)          All St Paul 1Q 2004 ending reserve balances are shown as acquired reserves during 2Q 2004.

(2)          Prior year reserve development within incurred losses does not include the benefit (detriment) of retroactive reinsurance which totals $(15) million; $5 million for 2Q 2004 and 3Q 2004, respectively.

See Glossary of Financial Measures and Description of Operating Segments on page 35.

The St. Paul Travelers Companies, Inc.

Asbestos and Environmental Reserves

($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2004	2004	2004	2004	2005

Asbestos reserves
Beginning reserves:
Direct	$3,782	$3,688	$4,052	$3,976	$4,775
Ceded	(805)	(799)	(999)	(868)	(843)
Net	2,977	2,889	3,053	3,108	3,932
Acquired reserves:
Direct	—	502	—	—	—
Ceded	—	(191)	—	—	—
Incurred losses and loss expenses:
Direct	—	7	2	932	—
Ceded	—	(2)	(1)	(10)	—
Accretion of discount:
Direct	5	5	3	4	—
Ceded	—	—	—	—	—
Losses paid:
Direct	99	150	81	137	100
Ceded	(6)	7	(132)	(35)	(25)
Ending reserves:
Direct	3,688	4,052	3,976	4,775	4,675
Ceded	(799)	(999)	(868)	(843)	(818)
Net	$2,889	$3,053	$3,108	$3,932	$3,857

Environmental reserves
Beginning reserves:
Direct	$331	$287	$764	$701	$725
Ceded	(41)	(39)	(108)	(98)	(84)
Net	290	248	656	603	641
Acquired reserves:
Direct	—	271	—	—	—
Ceded	—	(58)	—	—	—
Incurred losses and loss expenses:
Direct	—	242	1	80	—
Ceded	—	(38)	1	4	—
Losses paid:
Direct	44	36	64	56	101
Ceded	(2)	(27)	(9)	(10)	1
Ending reserves:
Direct	287	764	701	725	624
Ceded	(39)	(108)	(98)	(84)	(85)
Net	$248	$656	$603	$641	$539

See Glossary of Financial Measures and Description of Operating Segments on page 35.

The St. Paul Travelers Companies, Inc.

Capitalization

($ in millions)

	March 31,	December 31,
	2005	2004
Debt

Commercial paper	$498	$499

Convertible notes
4.5% Convertible Junior Subordinated Notes due April 15, 2032	893	893
Zero coupon convertible notes	118	117
	1,011	1,010
Debt issuance costs	(22)	(23)
	989	987

Long-term debt
Medium-term notes with various due dates from 2004 to 2010	397	397
7.875% Notes due April 15, 2005	238	238
7.125% Notes due June 1, 2005	79	79
6.75% Notes due November 15, 2006	150	150
5.75% Notes due March 15, 2007	500	500
5.25% Notes due August 16, 2007	442	442
3.75% Notes due March 15, 2008	400	400
8.125% Notes due April 15, 2010	250	250
7.81% Notes with various due dates from September 16, 2004 - September 16, 2011	20	20
5.00% Notes due March 15, 2013	500	500
7.75% Notes due April 15, 2026	200	200
7.625% Subordinated debentures due December 15, 2027	125	125
8.47% Subordinated debentures due January 10, 2027	81	81
6.375% Notes due March 15, 2033	500	500
8.50% Subordinated debentures due December 15, 2045	56	56
8.312% Subordinated debentures due July 1, 2046	73	73
7.60% Subordinated debentures due October 15, 2050	593	593
Total long-term debt	4,604	4,604
Unamortized fair value premium	220	239
Debt issuance costs	(16)	(16)
	4,808	4,827
Total debt (1)	6,295	6,313

Minority interest	18	20

Preferred equity	179	188

Common equity (excluding SFAS 115)	20,275	20,145

Total capital	$26,767	$26,666

Total debt to capital (2)	23.5%	23.7%

(1)          Total debt does not include debt related to discontinued operations of $310 million and $311 million for March 31, 2005 and December 31, 2004, respectively.  Total debt including debt related to discontinue operations was $6,605 and $6,624 in March 31, 2005 and December 31, 2004, respectively.

(2)          Total debt to capital including debt related to discontinued operations was 24.4% and 24.6% for March 31, 2005, and December 31, 2004, respectively.

The St. Paul Travelers Companies, Inc.

Statement of Cash Flows - Preliminary

($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2004	2004	2004	2004	2005

Cash flows from operating activities
Net income (loss)	$587	$(275)	$340	$303	$212
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
(Income) loss from discontinued operations, net of tax	—	(27)	(29)	(32)	665
Net realized investment (gains) losses	42	(55)	49	3	—
Depreciation and amortization	25	179	144	174	150
Deferred federal income taxes (benefit)	(17)	(98)	(63)	(100)	110
Amortization of deferred policy acquisition costs	526	805	820	828	810
Premium balances receivable	(12)	(90)	320	102	92
Reinsurance recoverables	239	(24)	(126)	495	228
Deferred acquisition costs	(549)	(819)	(810)	(770)	(808)
Claim and claim adjustment expense reserves	96	2,140	1,081	156	(433)
Unearned premium reserves	151	(4)	(84)	(105)	(148)
Trading account activities	2	13	4	1	—
Other	(309)	(326)	206	(41)	197
Net cash provided by operating activities	781	1,419	1,852	1,014	1,075

Cash flows from investing activities
Proceeds from maturities of investments
Fixed maturities	865	1,822	1,332	1,602	1,073
Mortgage loans	4	46	18	8	5
Proceeds from sales of investments
Fixed maturities	2,158	1,855	950	2,982	1,052
Equity securities	68	39	46	112	39
Mortgage loans	29	12	20	—	—
Real estate	—	21	8	—	—
Purchase of investments
Fixed maturities	(3,676)	(2,980)	(4,890)	(4,976)	(4,175)
Equity securities	(28)	(20)	(11)	(35)	(21)
Mortgage loans	(2)	(53)	—	—	—
Real estate	—	(10)	(22)	10	(8)
Short-term securities, (purchases) sales, net	224	(1,476)	(160)	(501)	980
Other investments, net	107	302	172	301	180
Securities transactions in course of settlement	(681)	(563)	712	(576)	196
Net cash acquired in merger	—	151	—	—	—
Other	—	11	15	(29)	—
Net cash used by investing activities	(932)	(843)	(1,810)	(1,102)	(679)

The St. Paul Travelers Companies, Inc.

Statement of Cash Flows - Preliminary (Continued)

($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2004	2004	2004	2004	2005

Cash flows from financing activities
Issuance of debt	—	—	128	174	—
Payment of debt	—	(224)	(3)	—	(2)
Treasury stock acquired:
Net employee stock-based compensation	(9)	(11)	—	(3)	(8)
Issuance of common stock - employee stock options	29	39	12	31	32
Dividends to shareholders	(81)	(263)	(149)	(149)	(150)
Repurchase of Minority Interest	—	(76)	—	—	—
Other	—	11	38	30	13

Net cash provided (used) by financing activities	(61)	(524)	26	83	(115)

Effect of exchange rate changes on cash	—	—	(2)	9	(2)

Net increase (decrease) in cash	(212)	52	66	4	279
Cash at beginning of period	352	140	192	258	262
Cash at end of period	$140	$192	$258	$262	$541

Discontinued operations:
Net cash provided (used) by discontinued operations	—	16	(2)	(2)	7
Cash of discontinued operations at beginning of period	—	—	16	14	12
Cash of discontinued operations at end of period (1)	—	16	14	12	19

Income taxes (received) paid	108	438	—	(18)	13
Interest paid	47	72	83	79	87

(1)          Cash of discontinued operations is included in ‘assets of discontinued operations’ on the balance sheet.

The St. Paul Travelers Companies, Inc.

Financial Supplement - First Quarter 2005

All historical information through the first quarter of 2004 included in this Financial Supplement presents only results of Travelers as Travelers is being treated as the accounting acquirer.  Where applicable, historical results conform with current business segment definitions.

The following measures are used by the Company’s management to evaluate financial performance against historical results and establish targets on a consolidated basis.  In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated statement of income or required to be disclosed in the notes to financial statements, and in some cases, include or exclude of certain items not ordinarily included or excluded in the most comparable GAAP financial measure. In the opinion of the Company’s management, a discussion of these measures provides investors with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.

Operating income is net income excluding the after-tax impact of net realized investment gains (losses) and discontinued operations.  Operating income per share is operating income on a per share basis.

Return on equity is the ratio of net income to average equity.  Continuing operations return on equity is the ratio of income from continuing operations to average equity.  Operating return on equity is the ratio of operating income to average equity excluding net unrealized gains and losses on investment securities and discontinued operations, net of tax.

In the opinion of the Company's management, operating income, operating income per share and operating return on equity are meaningful indicators of underwriting and operating results.  These measures exclude net realized investment gains or losses which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.  Internally, the Company's management uses operating income, operating income per share and operating return on equity to evaluate performance against historical results and establish financial targets on a consolidated basis.

Underwriting gain or loss is the net earned premiums and the fee income less claims and claim adjustment expenses and insurance-related expenses.  This profit or loss calculation includes reinsurance assumed and ceded but excludes net investment income and net realized investment gains (losses).

A catastrophe is a severe loss, resulting from natural and manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorism and other similar events.  Each catastrophe has unique characteristics.  Catastrophes are not predictable as to timing or amount in advance, and therefore their effects are not included in earnings or claims and claim adjustment expense reserves prior to occurrence.  In the opinion of the Company's management, a discussion of the impact of catastrophes is meaningful for investors to understand the variability in periodic earnings.

Loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims.  Loss reserve development may be related to prior year or current year development.  In the opinion of the Company's management, discussion of prior year loss reserve development is useful to investors as it allows them to assess the impact between prior year and current year development on current earnings and changes in claims and claim adjustment expense reserve levels from period to period.

GAAP combined ratio is the sum of the loss and loss adjustment expense ratio (loss and LAE ratio), the underwriting expense ratio and, where applicable, the ratio of dividends to policyholders to net premiums earned.  For GAAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses reduced by an allocation of fee income to net earned premiums.  The underwriting expense ratio is the ratio of underwriting expenses incurred reduced by an allocation of fee income, billing and policy fees to net earned premium. A GAAP combined ratio under 100% generally indicates an underwriting profit. A GAAP combined ratio over 100% generally indicates an underwriting loss. The GAAP combined ratio is an operating statistic that includes GAAP measures in the numerator and the denominator.

Gross written premiums reflect the direct and assumed contractually determined amounts charged to the policyholders for the effective period of the contract based on the terms and conditions of the insurance contract.  Gross written premiums are a measure of overall business volume.

Pro forma combined gross and net written premiums reflect the addition of gross and net written premiums, respectively, of The St. Paul and Travelers for periods prior to the merger on April 1, 2004. The pro forma combined gross and net written premium amounts are not affected by purchase accounting adjustments. Gross and net written premiums are a measure of business volume before and after reinsurance.  The pro forma information presented is not necessarily indicative of what would have occurred had the acquisition and related transactions been made at the beginning of the applicable period, or of future results of the company.

Adjusted book value per share represents assets less liabilities and preferred shareholders' equity excluding the after-tax impact of net unrealized investment gains and losses, divided by the number of shares outstanding. In the opinion of the company’s management, adjusted book value is useful in an analysis of a property-casualty company’s book value on a nominal basis as it removes the effect of changing prices on invested assets, which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

St. Paul Travelers has organized its businesses into the following operating and reporting segments, beginning with the second quarter 2004:

Commercial: Commercial – Core offers a broad array of property and casualty insurance and insurance-related services and is organized into the following three marketing and underwriting groups focusing on a particular client base or product grouping to provide products and services that specifically address clients’ needs: Commercial Accounts, Select Accounts and National Accounts. Commercial - Other  includes policies written by Gulf, primarily management and professional liability coverages (prior to the integration of these products into Specialty in April 2004), the Special Liability Group and runoff operations.

Specialty provides dedicated underwriting, claim and risk control services that require specialized expertise, domestically and internationally. Domestic Specialty includes Financial and Professional Services, Bond, Construction, Technology, Ocean Marine, Oil and Gas, Public Sector, and Excess and Umbrella, among others.  International Specialty includes operations in the U.K., Ireland, Canada, and the company's participation in Lloyds.

Personal writes virtually all types of property and casualty insurance covering personal risks.  The primary coverages in this segment are personal automobile and homeowners insurance sold to individuals.

Discontinued Operations (Asset Management) comprises Nuveen Investments, whose core businesses are asset management and related research, as well as the development, marketing and distribution of investment products and services for the affluent, high net worth and institutional market segments.  The Company held a 78% interest in Nuveen Investments as of March 31, 2005.

* * * * *

Segment results for periods begining prior to April 1, 2004 have been restated from the historical presentation of  Travelers to conform to the new St. Paul Travelers segment arrangement where practicable.  As a result, prior quarter Bond and Construction results were disaggregated from historical Travelers Commercial Lines segment to create a historical Specialty segment and to restate Commercial into the new format.

Invested and other assets and net investment income (NII) of historical Travelers had been specifically identified by reporting segment prior to the merger.  Beginning in the second quarter 2004, the Company developed a methodology to allocate NII and invested assets to the identified  segments.  This methodology allocates pretax NII based upon an investable funds concept, which takes into account liabilities (net of non-invested assets) and appropriate capital considerations for each segment.  It is not practicable to apply the methodology to historical businesses and as such, actual (versus allocated) NII is included in revenues and operating income of the restated segments for periods prior to the merger.  It is also not practicable to present total assets for restated Specialty and Commercial segments for periods prior to the merger.  The Company believes that the differences, if any, are not significant to a comparison with the new segment presentation.